Recording requested by/return to: James D. Hurley 15315 W. Magnolia Blvd, Suite 120 Sherman Oaks, CA 91402 The foregoing mailing address for the minerals assignee/lessee under this instrument may be used for tax and assessment purposes.	---------- Above This Line for Official Use Only -----------

ASSIGNMENT OF OPERATING RIGHTS

UNDER UTAH STATE MINERAL LEASES FOR BITUMINOUS-ASPHALTIC SANDS

[Uintah County, Utah]

This **ASSIGNMENT OF OPERATING RIGHTS** ("Assignment"), dated and made effective as of October 26, 2021, is entered into by and between TMC CAPITAL, LLC, a Utah limited liability company, having offices at 15315 W. Magnolia Boulevard, Suite 120, Sherman Oaks, California 91402 ("Assignor"), and VALKOR ENERGY HOLDINGS, LLC, a Utah limited liability company, having offices at 21732 Provincial Boulevard, Suite 160, Katy, Texas 77450 ("Assignee") (the parties sometimes referred to individually as a "Party" or collectively as the "Parties").

WITNESSETH:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with and pursuant to the terms of that Agreement Governing Assignment of Operating Rights Under Utah State Mineral Leases, dated as of October 15, 2021, executed by and between the Parties (the "Agreement"), Assignor hereby assigns, conveys and otherwise transfers to Assignee, subject to the reservation of certain Participation Rights as more fully defined in the Agreement, the following:

All of the "Operating Rights" (operating and working interests), consisting of the exclusive right to explore for, mine, excavate, drill, produce, capture, process, upgrade and market Leased Substances (as defined in the Leases), including any hydrocarbon or non-hydrocarbon product, byproduct or substances generated by or derived therefrom, located below a subsurface depth of 500 feet from the surface thereof, under and within the scope of certain Utah State Mineral Leases for Bituminous-Asphaltic Sands as more particularly described in Exhibit A hereto (the "Leases");

Together with all rights-of-way, easements and other appurtenances thereto within the lands covered by the Leases.

TO HAVE AND TO HOLD the Operating Rights under the Leases unto Assignee, its successors and assigns, subject, however, to the following:

1. This Assignment is made pursuant to the terms of the Agreement. The execution and delivery of this Assignment by Assignor, and the execution and acceptance of this Assignment by Assignee, shall not operate to release or impair any surviving rights or obligations of Assignor or Assignee, as the case may

be, under the Agreement and the operations conducted by Assignee under this Assignment shall be subject to and governed by the Agreement.

2. This Assignment shall not include, and Assignor hereby reserves from this Assignment, ownership of "Record Title" in and under the Leases, together with the rights and obligations attributable thereto, as such term is defined in the Section R850-22-175(2) of the regulations promulgated and administered by the State of Utah's School and Institutional Trust Lands Administration ("SITLA"), with respect to mineral leases for bituminous-asphaltic sands (codified at Utah Admin. Code §R850-22-175(20)).

3. The assignment and transfer of Operating Rights to Assignee are and shall be limited to operations conducted at subsurface depths below 500 feet from the surface thereof, measured vertically; *provided*, that Assignee, in the development of the Operating Rights, shall be entitled to use as much surface as is reasonably necessary to its operations, with deference to the surface rights and other interests reserved by Assignor from this Assignment and as more fully provided in the Agreement.

4. Assignee shall, in the exercise or development of the Operating Rights transferred hereunder, comply at all times with the terms and conditions set forth in the Leases and shall have primary responsibility and liability for the payment of all royalty and other burdens under the Leases that are attributable to or arise from Assignee's development of the Operating Rights hereunder.

5. The term of this Assignment shall coincide with the term of the Leases.

6. This Assignment is made without any warranty of title as to the Leases or as to the lands covered thereby. SUBJECT TO ANY REPRESENTATIONS AND COVENANTS GIVEN BY ASSIGNOR IN OR UNDER THE AGREEMENT, ALL OF THE OPERATING RIGHTS ASSIGNED AND TRANSFERRED TO ASSIGNEE HEREUNDER ARE TRANSFERRED ON AN "AS IS" BASIS WITHOUT ASSIGNOR MAKING ANY OTHER REPRESENTATIONS OR WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, CONCERNING THE LEASES OR ANY OF THE RIGHTTS, OBLIGATION OR LIMITATIONS THEREIN, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY OF TITLE OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR MAKES NO REPRESENTATION OR WARRANTY REGARDING THE FUTURE FINANCIAL PERFORMANCE OF THE LEASES OR THE OPERATING RIGHTS ASSIGNED AND TRANSFERRED TO ASSIGNEE HEREUNDER OR REGARDING ANY BUSINESS OR FINANCIAL PROJECTIONS MADE AVAILABLE TO ASSIGNEE REGARDING THE LEASES OR THE ESTIMATED VALUE AND QUANTITY OF LEASED SUBSTANCES OR OTHER MINERALS ON OR WITHIN THE LEASES AND THE LANDS COVERED THEREBY.

7. Assignee shall be entitled to record this Assignment in the county or other jurisdiction in which the lands covered by the Leases are located or, at Assignee's request, Assignor shall execute a Memorandum at or following the date of this Assignment that may be recorded in lieu of recording this Assignment in its entirety. The recording of any such Memorandum shall include a description of the Lease and the lands covered thereby and shall be binding upon Assignor and Assignee, their respective successors and assigns, as though this Assignment had been filed in its entirety.

8. This Assignment shall bind and inure to the benefit of the Parties and their respective successors and assigns.

9. This Assignment and the effectiveness thereof shall be subject to the approval of SITLA.

10. This Assignment may be executed in any number of counterparts, including counterpart signature pages, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument.

IN WITNESS WHEREOF, the Parties have executed this Assignment as of the date(s) written below.

SIGNATURES OF PARTIES	
	TMC CAPITAL, LLC By: ______________________ Name: R. Gerald Bailey Title: Manager
	VALKOR ENERGY HOLDINGS, LLC By: ______________________ Name: Steven Byle Title: Managing Member

[ACKNOWLEDGEMENTS ON FOLLOWING PAGE]

ACKNOWLEDGEMENTS

STATE OF TEXAS)

COUNTY OF GALVESTON)

BEFORE ME, the undersigned authority, on this day personally appeared R. GERALD BAILEY, known to me to be the person whose name is subscribed to the foregoing instrument as the Manager of TMC CAPITAL, LLC, a Utah limited liability company, and acknowledged to me that the same was the act of said company and that he executed the same as the act of the company for the purposes and consideration therein expressed and in the capacity therein stated.

Given Under My Hand and Seal of Office on this 27 day of October, 2021.

[Seal] BOBBIE WILLIAMS Notary ID #10720794 My Commission Expires August 6, 2023

Notary Public in and for Texas

STATE OF UTAH)

COUNTY OF SUMMIT)

BEFORE ME, the undersigned authority, on this day personally appeared STEVEN BYLE, known to me to be the person whose name is subscribed to the foregoing instrument as the Managing Member of VALKOR ENERGY HOLDINGS, LLC, a Utah limited liability company, and acknowledged to me that the same was the act of said company and that he executed the same as the act of the company for the purposes and consideration therein expressed and in the capacity therein stated.

Given Under My Hand and Seal of Office on this 28TH day of October, 2021.

[Seal]

BRAD W. DARRINGTON Notary Public - State of Utah Comm. No. 713913 My Commission Expires on Sep 1, 2024

Notary Public in and for STATE OF UTAH

EXHIBIT A
Description of the Leases and Lands

This Assignment consists of all of the Operating Rights (operating working interests, excluding Record Title), limited to all subsurface depths below 500 feet from the surface, in and under the following mineral leases:

1. Utah State Mineral Lease No. 53831

Utah State Mineral Lease for Bituminous-Asphaltic Sands dated as of September 1, 2018 (Mineral Lease No. 53831), executed between the State of Utah, acting by and through the School and Institutional Trust Lands Administration ("SITLA"), as lessor, and Indago Oil and Gas, Inc., as lessee, with respect to lands situated in Uintah County (Salt Lake Meridian), State of Utah, more particularly described as follows:

Township 4 South, Range 20 East (SLM)
Section 22: All

containing 640 acres, more or less.

2. Utah State Mineral Lease No. 53832

Utah State Mineral Lease for Bituminous-Asphaltic Sands dated as of September 1, 2018 (Mineral Lease No. 53832), executed between the State of Utah, acting by and through the School and Institutional Trust Lands Administration ("SITLA"), as lessor, and Indago Oil and Gas, Inc., as lessee, with respect to lands situated in Uintah County (Salt Lake Meridian), State of Utah, more particularly described as follows:

Township 4 South, Range 20 East (SLM)
Section 23: N½NE¼, W½, S½SE¼
Section 24: Lots 2(32.30), 3(32.95), 4(32.97), W½E½, N½NW¼, S½SW¼ [Lots aka SE¼NE¼, E½SE¼]

containing 898.22 acres, more or less.

3. Utah State Mineral Lease No. 53805

Utah State Mineral Lease for Bituminous-Asphaltic Sands dated as of June 1, 2018 (Mineral Lease No. 53805), executed between the State of Utah, acting by and through the School and Institutional Trust Lands Administration ("SITLA"), as lessor, and Indago Oil and Gas, Inc., as lessee, with respect to lands situated in Uintah County (Salt Lake Meridian), State of Utah, more particularly described as follows:

Township 4 South, Range 20 East (SLM)
Section 26 - All
Section 27 - All
Section 32 - All

containing 1,920 acres, more or less.